SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C.  20549-1004



                                     FORM 8-K

                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 15, 1995



                       KEMPER FINANCIAL COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


Delaware               0-15253               36-3451068

(State or other   (Commission File Number)  (I.R.S. Employer
 jurisdiction of                             Identification Number)
 incorporation or
 organization)

One Kemper Drive                                  60049
Long Grove, Illinois                            (Zip Code)
(Address of principal
executive offices)


    Registrant's telephone number, including area code:  (708) 320-4700




                  KEMPER FINANCIAL COMPANIES, INC. FORM 8-K

Item 5.  Other Events

MERGER AGREEMENT

On May 15, 1995, Kemper Corporation ("Kemper"), Zurich Insurance Company ("Zurich") and Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P. (collectively, "Insurance Partners," and together with Zurich, the "Investor Group") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Kemper (and therefore Kemper Financial Companies, Inc.) would be acquired in a merger transaction. A copy of Kemper's and the Investor Group's joint press release dated May 16, 1995 is attached hereto as Exhibit 20 and is incorporated herein by reference. A copy of the Merger Agreement and copies of two related agreements are attached hereto as Exhibits Nos. 2.1, 2.2 and 2.3, respectively, and are incorporated herein by reference.



Item 7.  Financial Statements and Exhibits

(b)  Exhibits.


     2.1 - Agreement and Plan of Merger dated May 15, 1995 between Zurich Insurance Company, Insurance Partners, L.P., Insurance Partners Offshore (Bermuda), L.P., ZIP Acquisition Corp. and Kemper
Corporation.*

     2.2 - Agreement and Plan of Merger dated May 15, 1995 between Zurich Insurance Company, KFS Acquisition Corp., Kemper Financial
Services, Inc., Kemper Financial Companies, Inc. and Kemper
Corporation.*

     2.3 - Letter Agreement dated May 15, 1995 between Zurich
Insurance Company, Insurance Partners, L.P., Insurance Partners
Offshore (Bermuda), L.P., Lumbermens Mutual Casualty Company, Kemper Corporation and Kemper Financial Services, Inc.*

     20  - Joint Press Release dated May 16, 1995.*



--------
*Incorporated herein by reference to the identically numbered exhibits to Kemper Corporation's Current Report on Form 8-K filed May 22, 1995.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   KEMPER FINANCIAL COMPANIES, INC.


Date:  May 23, 1995                 By:
                                       /s/JOHN H. FITZPATRICK
                                       ----------------------
                                       John H. Fitzpatrick
                                       Executive Vice President and
                                        Chief Financial Officer